Exhibit 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	December 31,	December 31,
	2006	2005
Assets

Cash and cash equivalents	$48,391	113,562
Restricted cash	1,397	1,818
Inventory of real estate	822,040	611,260
Investment in Bluegreen Corporation	107,063	95,828
Property and equipment, net	78,675	44,250
Other assets	33,100	28,955

Total assets	$1,090,666	895,673

Liabilities and Shareholders’ Equity

Accounts payable, accrued expenses and other	$85,123	66,652
Customer deposits	42,696	51,686
Current income tax payable	3,905	12,551
Notes and mortgage notes payable	530,651	353,846
Junior subordinated debentures	85,052	54,124
Deferred tax liability, net	—	7,028

Total liabilities	747,427	545,887

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 shares Issued and outstanding: 18,609,024 and 18,604,053 shares, respectively	186	186
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12
Additional paid-in capital	184,401	181,084
Unearned compensation	—	(110)
Retained earnings	156,219	166,969
Accumulated other comprehensive income	2,421	1,645

Total shareholders’ equity	343,239	349,786

Total liabilities and shareholders’ equity	$1,090,666	895,673

Levitt Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	Three Months		Year
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005
Revenues:
Sales of real estate	$178,946	123,632	566,086	558,112
Other revenues	2,458	1,972	9,241	6,772

Total revenues	181,404	125,604	575,327	564,884

Costs and expenses:
Cost of sales of real estate	170,734	94,491	482,961	408,082
Selling, general and administrative expenses	31,194	24,964	121,151	87,639
Other expenses	513	1,465	3,677	4,855

Total costs and expenses	202,441	120,920	607,789	500,576

Earnings (loss) from Bluegreen Corporation	658	(104)	9,684	12,714
(Loss) earnings from real estate joint ventures	(211)	144	(416)	69
Interest and other income	3,482	7,500	8,260	10,256

(Loss) income before income taxes	(17,108)	12,224	(14,934)	87,347

Benefit (provision) for income taxes	6,368	(3,891)	5,770	(32,436)

Net (loss) income	$(10,740)	8,333	(9,164)	54,911

(Loss) earnings per common share:
Basic	$(0.54)	0.42	(0.46)	2.77
Diluted	$(0.54)	0.42	(0.47)	2.74

Weighted average common shares outstanding:
Basic	19,825	19,819	19,823	19,817
Diluted	19,825	19,843	19,823	19,929

Cash dividends per common share:
Class A common stock	$0.02	0.02	0.08	0.08
Class B common stock	$0.02	0.02	0.08	0.08

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the
(dollars in thousands, except share and	Year Ended		As of or for the Three Months Ended
per share data and average price data)	12/31/2006	12/31/2005	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Consolidated Operations:
Revenues from sales of real estate	$566,086	558,112	178,946	130,939	130,658	125,543	123,632
Cost of sales of real estate	482,961	408,082	170,734	104,520	105,652	102,055	94,491

Margin (a)	$83,125	150,030	8,212	26,419	25,006	23,488	29,141
Earnings (loss) from Bluegreen Corporation	$9,684	12,714	658	6,923	2,152	(49)	(104)
Selling, general and administrative expenses	$121,151	87,639	31,194	32,736	30,466	26,755	24,964
Net (loss) income	$(9,164)	54,911	(10,740)	2,973	(737)	(660)	8,333

Basic (loss) earnings per share	$(0.46)	2.77	(0.54)	0.15	(0.04)	(0.03)	0.42
Diluted (loss) earnings per share (b)	$(0.47)	2.74	(0.54)	0.15	(0.04)	(0.03)	0.42
Weighted average shares outstanding — basic	19,823	19,817	19,825	19,824	19,823	19,821	19,819
Weighted average shares outstanding — diluted	19,823	19,929	19,825	19,831	19,823	19,821	19,843

Dividends declared per common share	$0.08	0.08	0.02	0.02	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	21.1%	15.5%	17.2%	24.6%	22.9%	21.0%	19.9%
Return on average shareholders’ equity, trailing 12 mos. (d)	(2.6%)	17.0%	(2.6%)	2.9%	5.2%	7.3%	17.0%
Ratio of debt to shareholders’ equity	179.4%	116.6%	179.4%	170.7%	150.2%	136.1%	116.6%
Ratio of debt to total capitalization	64.2%	53.8%	64.2%	63.1%	60.0%	57.7%	53.8%
Ratio of net debt to total capitalization	59.2%	38.9%	59.2%	56.2%	51.6%	48.5%	38.9%

Consolidated Balance Sheet Data:
Cash	$48,391	113,562	48,391	65,231	73,306	75,772	113,562
Inventory of real estate	822,040	611,260	822,040	845,565	754,655	698,811	611,260
Investment in Bluegreen Corporation	107,063	95,828	107,063	106,045	97,555	95,948	95,828
Total assets	1,090,666	895,673	1,090,666	1,116,596	1,018,416	952,567	895,673
Total debt	615,703	407,970	615,703	603,222	523,654	475,839	407,970
Total liabilities	747,427	545,887	747,427	763,264	669,679	603,029	545,887
Shareholders’ equity	343,239	349,786	343,239	353,332	348,737	349,538	349,786

Homebuilding Division (e):
Revenues from sales of real estate	$500,719	438,367	143,233	122,637	116,574	118,275	102,611
Cost of sales of real estate	440,059	347,008	147,132	99,069	97,361	96,497	81,890

Margin (a)	$60,660	91,359	(3,899)	23,568	19,213	21,778	20,721
Margin percentage (c)	12.1%	20.8%	(2.7%)	19.2%	16.5%	18.4%	20.2%
Net orders (units)	1,116	1,767	82	196	332	506	490
Net orders ($)	$381,993	547,045	27,243	68,059	117,304	169,387	165,165
Construction starts	1,682	1,662	277	483	532	390	292
Homes delivered	1,660	1,789	426	403	392	439	401
Average closing price of homes delivered	$302,000	245,000	336,000	304,000	297,000	269,000	256,000
Backlog of homes (units)	1,248	1,792	1,248	1,592	1,799	1,859	1,792
Backlog of homes ($)	$438,240	557,325	438,240	554,589	609,167	608,437	557,325

Land Division (f):
Revenues from sales of real estate	$69,778	105,658	40,118	8,302	14,086	7,272	21,044
Cost of sales of real estate	42,662	50,706	25,165	4,760	7,718	5,019	12,651

Margin (a)	$27,116	54,952	14,953	3,542	6,368	2,253	8,393
Margin percentage (c)	38.9%	52.0%	37.3%	42.7%	45.2%	31.0%	39.9%
Acres sold	371	1,647	237	29	49	56	234
Inventory of real estate (acres) (g)	6,871	7,287	6,871	7,109	7,138	7,231	7,287
Inventory of real estate ($)	$176,356	150,686	176,356	183,199	152,470	147,910	150,686
Backlog of land (acres) — Third parties	74	246	74	69	84	195	246
Backlog of land ($) — Third parties	$21,124	39,283	21,124	20,281	15,387	33,717	39,283

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Included in cost of sales of real estate for the three and twelve months ended December 31, 2006 are inventory impairment charges and write-offs of deposits and pre-acquisition costs of $31.1 million and $36.8 million, respectively.

(b)	Diluted (loss) earnings per share takes into account the dilution in (loss) earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock. In addition, it takes into account the dilutive effect of the Company’s stock options and restricted stock using the treasury stock method.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing (loss) net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f)	Land sales to the Homebuilding Division represent $15.5 million of the total revenues and $4.6 million of margin from sales of real estate for the three months and the year ended December 31, 2006. There were no land sales to the Homebuilding Division during 2005. These inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals).

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 12/31/06

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available
ACTIVE ADULT
Cascades — St. Lucie West (b)	Port St. Lucie, FL	2000	1,158	1,151	7	1	6
Summit Greens	Clermont, FL	2000	769	768	1	1	—
Cascades — Estero	Ft. Myers, FL	2002	614	607	7	7	—
Cascades — Sarasota	Sarasota, FL	2003	453	279	174	95	79
Cascades — Groveland	Groveland, FL	2005	999	189	810	40	770
Cascades — River Hall	Ft. Myers, FL	2005	570	41	529	45	484
Cascades — Southern Hills	Brooksville, FL	2005	925	3	922	26	896
Cascades — World Golf Village	St. John’s County, FL	2005	444	151	293	73	220
Seasons — Laurel Canyon	Canton, GA	2005	724	70	654	123	531
Seasons — Tradition (b)	Port St. Lucie, FL	2005	1,200	—	1,200	150	1,050
Seasons — Lake Lanier	Cobb County, GA	2006	722	—	722	65	657
Seasons — Prince Creek	South Carolina	2006	460	3	457	137	320
Seasons — Seven Hills	Cobb County, GA	2006	730	—	730	4	726

Total Actively Selling Communities			9,768	3,262	6,506	767	5,739

Cascades — Grand Landings	Palm Coast, FL	2008 Q3*	416	—	416	—	416
Cascades — Bonita Springs	Bonita Springs, FL	2009 Q1*	445	—	445	—	445

Total Currently in Development			861	—	861	—	861

TOTAL ACTIVE ADULT INVENTORY			10,629	3,262	7,367	767	6,600

FAMILY
Avalon Park	Orlando, FL	2002	806	784	22	20	2
Summerport	Windermere, FL	2003	481	478	3	2	1
Hartwood Reserve	Clermont, FL	2004	325	205	120	68	52
Hunter’s Creek	Orange County, FL	2004	112	108	4	4	—
Riomar	Sarasota, FL	2004	154	60	94	82	12
Jesup Reserve / Landing	Orlando, FL	2005	346	—	346	79	267
San Simeon	Ft. Myers, FL	2005	469	40	429	45	384
Turtle Creek	Orlando, FL	2006	433	—	433	59	374
Various	Memphis, TN	Various	2,586	1,504	1,082	118	964
Various	Nashville, TN	Various	417	21	396	4	392

Total Actively Selling Communities			6,129	3,200	2,929	481	2,448

Waterstone — Seven Hills	Cobb County, GA	2007 Q2*	510	—	510	—	510
Reserve at Sanford	Orlando, FL	2007 Q3*	129	—	129	—	129
Garden Trails at Tradition (b)	Jasper County, SC	2007 Q3*	503	—	503	—	503

Total Currently in Development			1,142	—	1,142	—	1,142

TOTAL FAMILY INVENTORY			7,271	3,200	4,071	481	3,590

TOTAL INVENTORY OWNED
Active Adult Communities			10,629	3,262	7,367	767	6,600
Family Communities			7,271	3,200	4,071	481	3,590

Total Properties Owned			17,900	6,462	11,438	1,248	10,190

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)

Peachtree City	Fayette County, GA		690	—	690	—	690

Active Adult Communities			690	—	690	—	690

Family Communities			—	—	—	—	—

Total Properties Under Contract			690	—	690	—	690

	Total Properties		18,590	6,462	12,128	1,248	10,880

*	Projected sales commencement date. Actual sales commencement date may be different.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 12/31/06

							$ Book	Acres Under
			Non-	Net		Saleable	value per	Contract	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining	Acre ($000)	Parties (b)	Available (c)
Currently in Development

Tradition, FL	St. Lucie County, FL	8,246	2,431	5,815	1,757	4,058	28	37	4,021

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	160	2,813	23	37	2,776

Total Currently in Development		13,636	4,848	8,788	1,917	6,871	$26	74	6,797

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	4,021	11,000	6,350,000
Tradition, SC	2,776	8,800	1,500,000

Total	6,797	19,800	7,850,000

*	Based on current plans for these communities. Management does not necessarily expect to utilize the full residential density allowed by the existing entitlements.